Filed pursuant to Rule 497(a)

Registration No. 333-248831

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Priced: Ares Capital Corporation

Issuer/Ticker: Ares Capital Corporation (ARCC)

Total Size: USD 500MM

Ratings*: Baa3/BBB-/BBB (Stable/Stable/Negative)

Tap (Increase): Yes, ARCC 3.250% 07/15/25 Corp

Settlement:  T+2 (May 28, 2021)

Maturity Date: July 15, 2025

Change of Control: Yes, 100%

Coupon Frequency: Semi-Annually

Price to Public: 104.745%

Coupon: 3.250%

Yield to Maturity: 2.023%

Spread to Benchmark Treasury: +125 basis points

Benchmark Treasury:  0.750% due April 30, 2026

Benchmark Spot Price: 99-28+

Yield: 0.773%

Denominations: $2000 x $1000

Optional Redemption: Make Whole Call, 1 month par call

Timing: Today’s Business

Sales into Canada: Yes, exemption

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing. The preliminary prospectus supplement dated May 26, 2021, together with an accompanying prospectus dated September 16, 2020, which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with the Securities and Exchange Commission and has become effective. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from J.P. Morgan Securities LLC, 383 Madison Avenue, New York NY 10179, Attn: Investment Grade Syndicate Desk, 212-834-4533.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.